Filed Pursuant to Rule 433
                                                     Registration No. 333-132809

                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2007-H1 TERM SHEET
                            ------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $290,577,000
                                  (Approximate)
                                  GSAMP 2007-H1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------


                Approximate
                 Principal      Primary      Expected     Initial      Estimated    Principal         Expected
                  Balance      Collateral     Credit    Pass-Through   Avg. Life     Payment       Moody's/Fitch
Certificates     ($)(1)(4)       Group        Support      Rate(5)      (yrs)(2)    Window(2)(3)     Ratings(6)
----------------------------------------------------------------------------------------------------------------
    A-1         76,555,000      Group I       23.05%     LIBOR+[__]%      2.18     02/07 - 05/13      Aaa/AAA
    A-2A        82,500,000      Group II      23.05%     LIBOR+[__]%      0.90     02/07 - 10/08      Aaa/AAA
    A-2B        61,476,000      Group II      23.05%     LIBOR+[__]%      2.50     10/08 - 06/12      Aaa/AAA
    A-2C        12,506,000      Group II      23.05%     LIBOR+[__]%      6.17     06/12 - 05/13      Aaa/AAA
    M-1         11,508,000    Group I & II    19.25%     LIBOR+[__]%      3.85     08/10 - 03/11      Aa1/AA+
    M-2         10,600,000    Group I & II    15.75%     LIBOR+[__]%      4.72     03/11 - 02/13      Aa2/AA
    M-3          6,056,000    Group I & II    13.75%     LIBOR+[__]%      6.31     02/13 - 05/13      Aa3/AA-
    M-4          5,603,000    Group I & II    11.90%     LIBOR+[__]%      4.49     07/10 - 05/13       A1/A+
    M-5          5,603,000    Group I & II    10.05%     LIBOR+[__]%      4.44     06/10 - 05/13        A2/A
    M-6          4,997,000    Group I & II     8.40%     LIBOR+[__]%      4.41     05/10 - 05/13       A3/A-
    M-7          4,542,000    Group I & II     6.90%     LIBOR+[__]%      4.38     04/10 - 05/13     Baa1/BBB+
    M-8          4,240,000    Group I & II     5.50%     LIBOR+[__]%      4.37     03/10 - 05/13      Baa2/BBB
    M-9          4,391,000    Group I & II     4.05%     LIBOR+[__]%      4.34     03/10 - 05/13     Baa3/BBB-
----------------------------------------------------------------------------------------------------------------
   Total       290,577,000
----------------------------------------------------------------------------------------------------------------


      (1) The principal balances of the certificates are calculated based on mortgage loan balances as of the statistical calculation date, rolled one month forward using 8% CPR.
      (2)   Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% clean-up call on all certificates.
      (3) The final scheduled distribution date for the certificates is the distribution date in February 2037.
      (4) The initial aggregate principal balance of the certificates will be subject to an upward or downward variance of no more than approximately 10%.
      (5) See the "Structure of the LIBOR Certificates" section of this term sheet for more information on the pass-through rates of the certificates.
      (6) The ratings on the certificates do not constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of interest on the certificates other than accrued certificate interest (as described in this term sheet) or the possibility that a holder of a certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data(7)
------------------------------

                                                                   Group I                         Group II              Aggregate
                                                        -----------------------------   -----------------------------   ------------
                                                        Adjustable-Rate   Fixed-Rate    Adjustable-Rate   Fixed-Rate
                                                        ---------------   -----------   ---------------   -----------
Aggregate Scheduled Principal Balance:                      $54,971,051   $45,259,790      $167,833,778   $37,013,759   $305,078,378
Number of Mortgage Loans:                                           355           285               943           244          1,827
Average Scheduled Principal Balance:                           $154,848      $158,806          $177,979      $151,696       $166,983
Weighted Average Gross Interest Rate:                            8.987%        8.614%            9.632%        9.077%         9.297%
Weighted Average Net Interest Rate:(8)                           8.477%        8.104%            9.122%        8.567%         8.787%
Weighted Average Original FICO Score:                               632           659               641           662            644
Weighted Average Original LTV Ratio: (9)                         99.88%        99.74%            99.93%        99.98%         99.90%
Weighted Average Stated Remaining Term (months):                    359           355               363           357            360
Weighted Average Seasoning (months):                                  3             4                 3             3              3
Weighted Average Months to Roll:(10)                                 28           N/A                28           N/A             28
Weighted Average Gross Margin:(10)                               7.058%           N/A            7.071%           N/A         7.068%
Weighted Average Initial Rate Cap:(10)                           2.874%           N/A            2.502%           N/A         2.594%
Weighted Average Periodic Rate Cap:(10)                          1.044%           N/A            1.023%           N/A         1.028%
Weighted Average Gross Maximum Lifetime Rate:(10)               15.151%           N/A           15.718%           N/A        15.578%
Percentage of Mortgage Loans with Silent Seconds:(11)             0.00%         0.00%             0.00%         0.00%          0.00%
Weighted Average Debt to Income Ratio at Origination:            44.01%        43.18%            43.07%        40.63%         42.96%
Percentage of Mortgage Loans with Mortgage Insurance:             0.00%         0.00%             0.00%         0.00%          0.00%


      (7) All percentages calculated in this table are based on scheduled principal balances unless otherwise noted as of the statistical calculation date.
      (8) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the expense fee rate.
      (9) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio.
      (10) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
      (11) Represents the percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime, high loan-to-value, first lien, adjustable and fixed-rate mortgage loans (the "Mortgage Loans"). The underlying loans were originated by the following mortgage originators: Decision One Mortgage Company, LLC, ("D1") (42.27%), SouthStar Funding Corp. ("SouthStar") (29.79%), and other sellers which make up approximately 27.94% of the entire pool, that individually sold less than 10% of the Mortgage Loans in the pool.

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 4.05%, and excess spread.

o The Mortgage Loans will be serviced by Avelo Mortgage, L.L.C ("Avelo") (73.82%), and Litton Loan Servicing LP ("Litton") (26.18%). Wells Fargo Bank, N.A. ("Wells Fargo") will be the master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicers.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA07H01" and on Bloomberg as "GSAMP 2007-H1".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $285,883,635. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each distribution date prior to the termination of the swap agreement, the trust will be obligated to pay to the swap provider an amount equal to a per annum rate of 5.10% (on an actual/360 basis), on the swap notional amount and the trust will be entitled to receive from the swap provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap"). Under the interest rate cap agreement, on each Distribution Date commencing on and ending on, the trust will be entitled to receive an amount equal to the product of (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the cap agreement), over (ii) 5.50%, (y) the cap notional amount as set forth below for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360. The cap notional amount will amortize in accordance with the attached Interest Rate Cap schedule.

o The offered certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              January 31, 2007

Cut-off Date:                       January 1, 2007

Statistical Calculation Date:       December 1, 2006

Expected Pricing Date:              Week of January 22, 2007

First Distribution Date:            February 26, 2007

Key Terms
---------

Offered Certificates:               Class A and Class M Certificates

Class A Certificates:               Class A-1 and Class A-2 Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B, and Class A-2C
                                    Certificates

Sequential Class M Certificates:    Class M-1, Class M-2 and Class M-3
                                    Certificates


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M Certificates:               Sequential Class M Certificates and Class
                                    M-4, Class M-5, Class M-6, Class M-7, Class
                                    M-8 and Class M-9 Certificates

Residual Certificates:              Class R, Class RC and Class RX Certificates

LIBOR Certificates:                 Offered Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicers:                          Avelo Mortgage, L.L.C. (73.82%) and Litton
                                    Loan Servicing LP (26.18%) are expected to service the Mortgage Loans in this deal once the servicing transfers are completed.

                                    As of the closing date, approximately 7.71% of the Mortgage Loans will be serviced by various interim servicers, and will be transferred to Litton and Avelo after the Closing Date. The servicing transfers are expected to be completed by February 15, 2007. Although the transfer of servicing with respect to those Mortgage Loans is scheduled to occur by February 15, 2007, all transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities, the requirement to notify the mortgagors about the servicing transfer, delays caused by the transfer of the related servicing mortgage files and records to the new servicer and other reasons.

Trustee:                            LaSalle Bank National Association

Master Servicer and                 Wells Fargo Bank, N.A.
Securities Administrator:

Custodians:                         U.S. Bank (50.54%) and Deutsche Bank
                                    National Trust Company (49.46%)

Swap and Cap Provider:              [TBD]

Servicing Fee Rate:                 50 bps

Master Servicing and Securities     Approximately 1 bp
Administrator Fee Rate:

Expense Fee:                        The aggregate of the Servicing Fee at the
                                    Servicing Fee Rate and the Master Servicing and Securities Administrator Fee at the Master Servicing and Securities
                                    Administrator Fee Rate

Expense Fee Rate:                   The Servicing Fee Rate and the Master
                                    Servicing and Securities Administrator Fee
                                    Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period (as
                                    defined below)

Delay Days:                         0 day delay on all LIBOR Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            From the prior Distribution Date to the day
                                    prior to the current Distribution Date
                                    (except for the initial Interest Accrual
                                    Period for which interest will accrue from the Closing Date).


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Pricing Prepayment Assumption:      Adjustable-rate Mortgage Loans: CPR starting
                                    at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30%
                                    CPR in month 12 (an approximate 2.273%
                                    increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    Fixed-rate Mortgage Loans: CPR starting at
                                    5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                     The trust will consist of subprime, high
                                    loan-to-value, first lien, fixed-rate and adjustable-rate residential mortgage loans.

Group I Mortgage Loans:             Approximately $100,230,841 of Mortgage Loans
                                    with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one-to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:            Approximately $204,847,538 of Mortgage Loans
                                    with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Excess Spread:                      The initial weighted average net interest
                                    rate of the Mortgage Loans will be greater than the interest payments on the LIBOR
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the Mortgage Loan balances as of the Statistical Calculation Date, rolled one month forward using 8% CPR:

                                    Initial Gross WAC:(1)                9.2975%
                                      Less Fees & Expenses:(2)           0.5100%
                                                                         -------
                                    Net WAC:(1)                          8.7875%
                                      Less Initial LIBOR Certificate
                                      Interest Rate (Approx.):(3)        5.3897%
                                      Plus Initial Net Swap Inflow:(3)   0.2115%
                                                                         -------
                                    Initial Excess Spread:(1)            3.6092%

                                    (1)   This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the interest
                                          rates on the Mortgage Loans as well as
                                          any changes in day count.

                                    (2)   Assumes a fee of 51 bps.

                                    (3)   Assumes 1-month LIBOR equal to 5.324%,
                                          initial marketing spreads and a 30-day
                                          month. This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the
                                          pass-through rates on the LIBOR
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes, as to principal and interest, subject
                                    to recoverability

Compensating Interest:              Each Servicer will pay compensating interest
                                    equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                                    Date resulting from voluntary principal
                                    prepayments on the Mortgage Loans during the related Prepayment Period and (B) one-half of the applicable Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Moody's Investors Service, Inc. and Fitch
                                    Ratings will rate all of the Offered
                                    Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Class A
                                    Certificates and the Sequential Class M
                                    Certificates will be SMMEA eligible.

                                    It is anticipated that the Class M-4, Class
                                    M-5, Class M-6, Class M-7, Class M-8, and
                                    Class M-9 Certificates will not be SMMEA eligible.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the trust will be treated as
                                    multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Offered Certificates will represent
                                    regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Basis risk interest carry forward payments will be treated as payments under a notional principal contract for federal income tax purposes.

                                    The discussion contained in this term sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your circumstances form an independent tax advisor.

Registration Statement              This term sheet does not contain all
and Prospectus:                     information that is required to be included
                                    in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the Prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                                    The registration statement referred to above
                                    (including the Prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:


                                    http://sec.gov/Archives/edgar/data/807641/
                                    000091412106000903/gs886094-s3.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 4.05% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 8.10% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Statistical Calculation Date), and (3) subordination of distributions on the more subordinate classes of LIBOR Certificates to the required distributions on the more senior classes of LIBOR Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate LIBOR Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2010; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 46.10%.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
-----   ----------------------------------------   ------------------------
  A                      23.05%                             46.10%
 M-1                     19.25%                             27.50%
 M-2                     15.75%                             27.50%
 M-3                     13.75%                             27.50%
 M-4                     11.90%                             23.80%
 M-5                     10.05%                             20.10%
 M-6                      8.40%                             16.80%
 M-7                      6.90%                             13.80%
 M-8                      5.50%                             11.00%
 M-9                      4.05%                              8.10%

(1)   Includes initial overcollateralization percentage.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 42.67% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


     Distribution Dates                    Cumulative Realized Loss Percentage
     ------------------                    -----------------------------------
February 2009 - January 2010                    1.70% for the first month,
                               plus an additional 1/12th of 2.60% for each month thereafter
February 2010 - January 2011                    4.30% for the first month,
                               plus an additional 1/12th of 2.40% for each month thereafter
February 2011 - January 2012                    6.70% for the first month,
                               plus an additional 1/12th of 1.90% for each month thereafter
February 2012 - January 2013                    8.60% for the first month,
                               plus an additional 1/12th of 1.20% for each month thereafter
February 2013 - January 2014                    9.80% for the first month,
                               plus an additional 1/12th of 0.30% for each month thereafter
February 2014 and thereafter                              10.10%


40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Interest Rates. For all LIBOR Certificates the interest rate will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap, and (iii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group Cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group Cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause
(ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group Cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any, and any cap payment from the Interest Rate Cap (both to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 53.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Sequential Class M Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Sequential Class M Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 72.50% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 79.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, and Class A-2C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall; and

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then Class A-2C Certificates until the class certificate balance thereof has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
                  (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero; and

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) sequentially, in ascending numerical order, to the Sequential Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their respective class certificates balances have been reduced to zero,

(iii) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, and Class X certificates have been reduced to zero, any principal


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9, Certificates any Basis Risk Carry Forward Amount for such classes,

      (iv) certain swap termination payments to the Supplemental Interest Trust, and

      (v) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A-1 and Class A-2 Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then to the Sequential Class M Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then sequentially to the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates, the lesser of (x) any remaining amounts and (y) the amount necessary to increase the actual overcollateralized amount for such distribution date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective class certificate balances have been reduced to zero; and

      (vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, the net swap receivable from the Swap Provider for such Distribution Date, any swap termination payments owed to the Swap Provider or received from the Swap Provider and cap payments to the trust from the Interest Rate Cap. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payments (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M Certificates will be reduced, in inverse order of


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

seniority (beginning with the Class M-9 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1),(2)
--------------------------------------------------------


Product                  No Penalty    1-12 Months   13-24 Months   25-36 Months    Total
-----------------------------------------------------------------------------------------------
2 YR ARM                 $14,831,590    $2,184,471    $43,351,874     $3,893,377    $64,261,312
2 YR ARM 40/40               974,318        65,000      1,991,750        143,957      3,175,025
2 YR ARM BALLOON 40/30     3,298,024     1,149,806     11,864,184        713,372     17,025,386
2 YR ARM BALLOON 45/30             0             0      1,049,789        148,782      1,198,571
2 YR ARM BALLOON 50/30     1,047,245             0        671,029        345,481      2,063,755
2 YR ARM IO                3,128,670     1,728,360      9,372,280        700,000     14,929,310
3 YR ARM                  17,575,290     3,615,667      3,805,573     44,301,617     69,298,146
3 YR ARM 40/40             4,407,419             0              0      1,398,901      5,806,320
3 YR ARM BALLOON 40/30     6,388,295     1,357,232      1,141,095     17,612,700     26,499,322
3 YR ARM BALLOON 45/30       415,000             0              0              0        415,000
3 YR ARM BALLOON 50/30       408,364             0              0              0        408,364
3 YR ARM IO                5,096,893       540,000      1,027,860      8,462,489     15,127,243
40 YR FIXED                  134,984             0              0        209,851        344,835
5 YR ARM                           0             0              0      1,501,792      1,501,792
5 YR ARM 40/40                     0             0              0         53,992         53,992
5 YR ARM BALLOON 40/30        68,000             0              0              0         68,000
5 YR ARM BALLOON 50/30             0             0              0        450,291        450,291
5 YR ARM IO                        0             0              0        523,000        523,000
FIXED                     11,517,469     1,669,049      3,148,373     58,506,408     74,841,299
FIXED BALLOON 40/30          761,826             0         88,986      3,371,558      4,222,370
FIXED BALLOON 45/30                0             0              0        630,981        630,981
FIXED BALLOON 50/30                0             0              0        124,973        124,973
FIXED IO                           0       235,990              0      1,873,100      2,109,090
-----------------------------------------------------------------------------------------------
Total:                   $70,053,387   $12,545,576    $77,512,792   $144,966,623   $305,078,378
-----------------------------------------------------------------------------------------------


Product                  No Penalty   1-12 Months   13-24 Months   25-36 Months
-------------------------------------------------------------------------------
2 YR ARM                      4.86%         0.72%         14.21%          1.28%
2 YR ARM 40/40                0.32          0.02           0.65           0.05
2 YR ARM BALLOON 40/30        1.08          0.38           3.89           0.23
2 YR ARM BALLOON 45/30        0.00          0.00           0.34           0.05
2 YR ARM BALLOON 50/30        0.34          0.00           0.22           0.11
2 YR ARM IO                   1.03          0.57           3.07           0.23
3 YR ARM                      5.76          1.19           1.25          14.52
3 YR ARM 40/40                1.44          0.00           0.00           0.46
3 YR ARM BALLOON 40/30        2.09          0.44           0.37           5.77
3 YR ARM BALLOON 45/30        0.14          0.00           0.00           0.00
3 YR ARM BALLOON 50/30        0.13          0.00           0.00           0.00
3 YR ARM IO                   1.67          0.18           0.34           2.77
40 YR FIXED                   0.04          0.00           0.00           0.07
5 YR ARM                      0.00          0.00           0.00           0.49
5 YR ARM 40/40                0.00          0.00           0.00           0.02
5 YR ARM BALLOON 40/30        0.02          0.00           0.00           0.00
5 YR ARM BALLOON 50/30        0.00          0.00           0.00           0.15
5 YR ARM IO                   0.00          0.00           0.00           0.17
FIXED                         3.78          0.55           1.03          19.18
FIXED BALLOON 40/30           0.25          0.00           0.03           1.11
FIXED BALLOON 45/30           0.00          0.00           0.00           0.21
FIXED BALLOON 50/30           0.00          0.00           0.00           0.04
FIXED IO                      0.00          0.08           0.00           0.61
-------------------------------------------------------------------------------
Total:                       22.96%         4.11%         25.41%         47.52%
-------------------------------------------------------------------------------

(1)   Columns may not add due to rounding.
(2) All percentages calculated herein are percentages of aggregate scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on January 12, 2007) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o     100% Principal and Interest Advancing

o Run to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par, except M-8 (98.1765) and M-9 (82.1059)

o     Assumes bonds pay on 25th of month


                                   First Dollar of Loss          LIBOR Flat                0% Return
----------------------------------------------------------------------------------------------------------
Class M-1               CDR (%)                    41.29                    41.38                    42.97
                      Yield (%)                   5.4145                   5.0716                   0.0231
                            WAL                     2.90                     2.90                     2.81
              Modified Duration                     2.65                     2.66                     2.64
               Principal Window            Dec09 - Dec09            Dec09 - Dec09            Nov09 - Nov09
            Principal Writedown         9,242.42 (0.08%)       131,194.01 (1.14%)    1,753,173.28 (15.23%)
              Total Collat Loss   68,180,197.92 (22.51%)   68,290,288.76 (22.55%)   69,589,085.37 (22.98%)
----------------------------------------------------------------------------------------------------------
Class M-2               CDR (%)                    32.56                    32.66                    33.99
                      Yield (%)                   5.4701                   5.0595                   0.0475
                            WAL                     3.32                     3.32                     3.21
              Modified Duration                     3.00                     3.00                     2.99
               Principal Window            May10 - May10            May10 - May10            Apr10 - Apr10
            Principal Writedown         1,529.84 (0.01%)       156,902.20 (1.48%)    1,848,623.04 (17.44%)
              Total Collat Loss   59,461,378.94 (19.63%)   59,600,133.05 (19.68%)   60,954,391.06 (20.13%)
----------------------------------------------------------------------------------------------------------
Class M-3               CDR (%)                    28.25                    28.31                    29.10
                      Yield (%)                   5.4955                   5.0652                   0.0822
                            WAL                     3.57                     3.57                     3.46
              Modified Duration                     3.20                     3.20                     3.19
               Principal Window            Aug10 - Aug10            Aug10 - Aug10            Jul10 - Jul10
            Principal Writedown         6,742.74 (0.11%)       107,478.13 (1.77%)    1,143,344.51 (18.88%)
              Total Collat Loss   54,516,156.34 (18.00%)   54,605,762.67 (18.03%)   55,380,023.25 (18.29%)
----------------------------------------------------------------------------------------------------------
Class M-4               CDR (%)                    24.74                    24.80                    25.38
                      Yield (%)                   5.5293                   5.0569                   0.0336
                            WAL                     3.74                     3.74                     3.70
              Modified Duration                     3.33                     3.34                      3.4
               Principal Window            Oct10 - Oct10            Oct10 - Oct10            Oct10 - Oct10
            Principal Writedown        10,575.04 (0.19%)       118,079.62 (2.11%)    1,151,579.96 (20.55%)
              Total Collat Loss   49,826,286.60 (16.45%)   49,921,945.86 (16.48%)   50,841,058.71 (16.79%)
----------------------------------------------------------------------------------------------------------
Class M-5               CDR (%)                    21.40                    21.48                    22.13
                      Yield (%)                   5.6603                   5.0331                   0.0582
                            WAL                     3.99                     3.99                     3.86
              Modified Duration                     3.52                     3.53                     3.52
               Principal Window            Jan11 - Jan11            Jan11 - Jan11            Dec10 - Dec10
            Principal Writedown         4,491.91 (0.08%)       157,860.71 (2.82%)    1,216,594.92 (21.71%)
              Total Collat Loss   45,260,922.71 (14.95%)   45,397,349.98 (14.99%)   46,201,101.30 (15.26%)
----------------------------------------------------------------------------------------------------------
Class M-6               CDR (%)                    18.72                    18.80                    19.30
                      Yield (%)                   5.7719                   5.0643                   0.0667
                            WAL                     4.15                     4.15                     4.09
              Modified Duration                     3.63                     3.64                      3.7
               Principal Window            Mar11 - Mar11            Mar11 - Mar11            Mar11 - Mar11
            Principal Writedown        18,894.37 (0.38%)       179,755.10 (3.60%)    1,182,931.98 (23.67%)
              Total Collat Loss   41,094,785.60 (13.57%)   41,239,270.84 (13.62%)   42,136,917.99 (13.91%)
----------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on January 12, 2007) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o     100% Principal and Interest Advancing

o Run to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par, except M-8 (98.1765) and M-9 (82.1059)

o     Assumes bonds pay on 25th of month


                                   First Dollar of Loss          LIBOR Flat                0% Return
----------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                16.36                    16.54                    17.02
            Yield (%)                             6.8007                   5.0468                   0.0337
            WAL                                     4.40                     4.39                     4.21
            Modified Duration                       3.73                     3.75                     3.74
            Principal Window               Jun11 - Jun11            Jun11 - Jun11            May11 - May11
            Principal Writedown        18,898.94 (0.42%)       402,264.99 (8.86%)    1,307,114.23 (28.78%)
            Total Collat Loss     37,404,338.86 (12.35%)   37,747,672.16 (12.46%)   38,437,770.80 (12.69%)
----------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                14.35                    14.67                    15.03
            Yield (%)                             8.1450                   4.9993                   0.1196
            WAL                                     4.57                     4.45                     4.31
            Modified Duration                       3.76                     3.73                     3.77
            Principal Window               Aug11 - Aug11            Jul11 - Jul11            Jul11 - Jul11
            Principal Writedown           416.75 (0.01%)      642,601.37 (15.16%)    1,451,511.59 (34.23%)
            Total Collat Loss     33,864,177.19 (11.18%)   34,313,728.28 (11.33%)   35,026,383.45 (11.57%)
----------------------------------------------------------------------------------------------------------
Class M-9   CDR (%)                                12.52                    13.11                    13.38
            Yield (%)                            12.8131                   5.0112                   0.0842
            WAL                                     4.74                     4.42                     4.20
            Modified Duration                       3.70                     3.70                     3.73
            Principal Window               Oct11 - Oct11            Sep11 - Sep11            Sep11 - Sep11
            Principal Writedown        10,062.50 (0.23%)    1,510,716.61 (34.40%)    2,180,712.12 (49.66%)
            Total Collat Loss     30,450,189.90 (10.05%)   31,515,421.76 (10.41%)   32,072,203.89 (10.59%)
----------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o     Prepayments capped at 85% CPR

o     Static LIBOR

o     10% Clean Up Call is not exercised


                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
Class A-1    WAL                    5.08             3.48             2.53             1.55             1.19             1.04
             First Prin Pay           1                1                1                1                1                1
             Last Prin Pay           317              238              178              139              29               25
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2A   WAL                    1.57             1.13             0.90             0.74             0.63             0.55
             First Prin Pay           1                1                1                1                1                1
             Last Prin Pay           37               25               21               17               14               12
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2B   WAL                    5.84             3.80             2.50             1.87             1.61             1.42
             First Prin Pay          37               25               21               17               14               12
             Last Prin Pay           140              91               65               30               24               22
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2C   WAL                    15.74            10.45            7.41             2.71             2.15             1.93
             First Prin Pay          140              91               65               30               24               22
             Last Prin Pay           290              204              141              35               28               25
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-1    WAL                    5.45             3.67             3.85             4.66             3.79             3.17
             First Prin Pay          49               38               43               50               41               34
             Last Prin Pay           85               56               50               63               51               43
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-2    WAL                    9.41             6.18             4.72             6.05             5.01             4.15
             First Prin Pay          85               56               50               63               51               43
             Last Prin Pay           152              101              73               86               73               60
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-3    WAL                    17.16            11.65            8.52             8.44             7.31             6.03
             First Prin Pay          152              101              73               86               73               60
             Last Prin Pay           286              204              151              122              112              92
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-4    WAL                    9.41             6.28             4.93             4.58             3.68             3.09
             First Prin Pay          49               38               42               47               38               32
             Last Prin Pay           260              181              133              103              82               68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-5    WAL                    9.38             6.25             4.87             4.40             3.53             2.97
             First Prin Pay          49               38               41               45               36               31
             Last Prin Pay           252              174              128              99               79               65
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-6    WAL                    9.34             6.21             4.81             4.26             3.42             2.88
             First Prin Pay          49               37               40               43               35               29
             Last Prin Pay           243              167              122              94               75               62
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-7    WAL                    9.28             6.17             4.75             4.15             3.32             2.80
             First Prin Pay          49               37               39               41               33               28
             Last Prin Pay           233              159              116              89               71               59
-------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o     Prepayments capped at 85% CPR

o     Static LIBOR

o     10% Clean Up Call is not exercised


                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
 Class M-8    WAL                    9.21             6.11             4.69             4.04             3.23             2.73
              First Prin Pay          49               37               38               40               32               28
              Last Prin Pay           221              150              109              84               67               55
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 Class M-9    WAL                    9.08             6.02             4.59             3.93             3.14             2.65
              First Prin Pay          49               37               38               39               31               27
              Last Prin Pay           207              139              102              78               62               51
-------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o     Prepayments capped at 85% CPR

o     Static LIBOR

o     10% Clean Up Call is exercised on the first date possible


                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.56             3.06             2.18             1.45             1.19             1.04
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           157              104              76               58               29               25
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.57             1.13             0.90             0.74             0.63             0.55
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           37               25               21               17               14               12
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    5.84             3.80             2.50             1.87             1.61             1.42
              First Prin Pay          37               25               21               17               14               12
              Last Prin Pay           140              91               65               30               24               22
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    12.88            8.50             6.17             2.71             2.15             1.93
              First Prin Pay          140              91               65               30               24               22
              Last Prin Pay           157              104              76               35               28               25
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    5.45             3.67             3.85             4.59             3.69             3.08
              First Prin Pay          49               38               43               50               41               34
              Last Prin Pay           85               56               50               58               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    9.41             6.18             4.72             4.82             3.82             3.15
              First Prin Pay          85               56               50               58               46               38
              Last Prin Pay           152              101              73               58               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    13.06            8.64             6.31             4.82             3.82             3.15
              First Prin Pay          152              101              73               58               46               38
              Last Prin Pay           157              104              76               58               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.58             5.68             4.49             4.23             3.40             2.85
              First Prin Pay          49               38               42               47               38               32
              Last Prin Pay           157              104              76               58               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.58             5.68             4.44             4.07             3.26             2.75
              First Prin Pay          49               38               41               45               36               31
              Last Prin Pay           157              104              76               58               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.58             5.67             4.41             3.95             3.17             2.67
              First Prin Pay          49               37               40               43               35               29
              Last Prin Pay           157              104              76               58               46               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.58             5.67             4.38             3.86             3.09             2.61
              First Prin Pay          49               37               39               41               33               28
              Last Prin Pay           157              104              76               58               46               38
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

o     Prepayments capped at 85% CPR

o     Static LIBOR

o     10% Clean Up Call is exercised on the first date possible


                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA         175 PPA
 Class M-8     WAL                   8.58             5.67             4.37             3.79             3.03            2.56
               First Prin Pay         49               37               38               40               32              28
               Last Prin Pay          157              104              76               58               46              38
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 Class M-9     WAL                   8.58             5.67             4.34             3.73             2.99            2.52
               First Prin Pay         49               37               38               39               31              27
               Last Prin Pay          157              104              76               58               46              38
-------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR adjust in accordance with the LIBOR Forward Curves as of close on January 12, 2007,
(ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution                               Distribution                               Distribution
Period       Date       Excess Spread(%)   Period       Date       Excess Spread(%)   Period       Date       Excess Spread (%)
------   ------------   ----------------   ------   ------------   ----------------   ------   ------------   ----------------
   1        Feb-07            4.47           49        Feb-11            5.03           97        Feb-15            4.31
   2        Mar-07            3.95           50        Mar-11            5.53           98        Mar-15            4.87
   3        Apr-07            3.43           51        Apr-11            5.02           99        Apr-15            4.34
   4        May-07            3.61           52        May-11            5.18           100       May-15            4.54
   5        Jun-07            3.43           53        Jun-11            5.00           101       Jun-15            4.38
   6        Jul-07            3.61           54        Jul-11            5.16           102       Jul-15            4.57
   7        Aug-07            3.43           55        Aug-11            4.98           103       Aug-15            4.41
   8        Sep-07            3.44           56        Sep-11            4.98           104       Sep-15            4.43
   9        Oct-07            3.61           57        Oct-11            5.14           105       Oct-15            4.63
  10        Nov-07            3.45           58        Nov-11            4.96           106       Nov-15            4.47
  11        Dec-07            3.62           59        Dec-11            5.13           107       Dec-15            4.67
  12        Jan-08            3.46           60        Jan-12            4.94           108       Jan-16            4.52
  13        Feb-08            3.47           61        Feb-12            4.93           109       Feb-16            4.54
  14        Mar-08            3.82           62        Mar-12            5.26           110       Mar-16            4.91
  15        Apr-08            3.48           63        Apr-12            4.90           111       Apr-16            4.59
  16        May-08            3.66           64        May-12            5.06           112       May-16            4.78
  17        Jun-08            3.50           65        Jun-12            4.88           113       Jun-16            4.64
  18        Jul-08            3.67           66        Jul-12            5.04           114       Jul-16            4.83
  19        Aug-08            3.52           67        Aug-12            4.85           115       Aug-16            4.69
  20        Sep-08            3.55           68        Sep-12            4.84           116       Sep-16            4.71
  21        Oct-08            3.80           69        Oct-12            5.00           117       Oct-16            4.90
  22        Nov-08            4.07           70        Nov-12            4.82           118       Nov-16            4.76
  23        Dec-08            4.35           71        Dec-12            4.98           119       Dec-16            4.94
  24        Jan-09            4.19           72        Jan-13            4.79           120       Jan-17            4.81
  25        Feb-09            4.18           73        Feb-13            4.78
  26        Mar-09            4.68           74        Mar-13            5.29
  27        Apr-09            4.18           75        Apr-13            4.75
  28        May-09            4.36           76        May-13            4.63
  29        Jun-09            4.20           77        Jun-13            4.44
  30        Jul-09            4.37           78        Jul-13            4.61
  31        Aug-09            4.23           79        Aug-13            4.41
  32        Sep-09            4.68           80        Sep-13            4.40
  33        Oct-09            5.20           81        Oct-13            4.57
  34        Nov-09            5.08           82        Nov-13            4.38
  35        Dec-09            5.26           83        Dec-13            4.55
  36        Jan-10            5.10           84        Jan-14            4.35
  37        Feb-10            5.10           85        Feb-14            4.34
  38        Mar-10            5.53           86        Mar-14            4.88
  39        Apr-10            5.02           87        Apr-14            4.32
  40        May-10            5.24           88        May-14            4.49
  41        Jun-10            5.08           89        Jun-14            4.29
  42        Jul-10            5.25           90        Jul-14            4.46
  43        Aug-10            5.07           91        Aug-14            4.27
  44        Sep-10            5.07           92        Sep-14            4.25
  45        Oct-10            5.23           93        Oct-14            4.45
  46        Nov-10            5.06           94        Nov-14            4.28
  47        Dec-10            5.22           95        Dec-14            4.47
  48        Jan-11            5.04           96        Jan-15            4.30



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap, Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption, and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution                 Loan Group   Loan Group            Distribution                 Loan Group   Loan Group
Period       Date       WAC Cap (%)   I Cap (%)    II Cap (%)   Period       Date       WAC Cap (%)   I Cap (%)    II Cap (%)
------   ------------   -----------   ----------   ----------   ------   ------------   -----------   ----------   ----------
  1         Feb-07         24.61        24.04        24.89        49        Feb-11         22.76        21.33        23.59
  2         Mar-07         23.37        22.85        23.62        50        Mar-11         24.16        22.59        25.06
  3         Apr-07         22.32        21.86        22.55        51        Apr-11         23.02        21.50        23.90
  4         May-07         22.45        21.97        22.69        52        May-11         23.42        21.84        24.34
  5         Jun-07         21.99        21.53        22.22        53        Jun-11         23.02        21.50        23.91
  6         Jul-07         22.72        22.24        22.95        54        Jul-11         23.42        21.84        24.34
  7         Aug-07         22.41        21.95        22.64        55        Aug-11         23.02        21.50        23.92
  8         Sep-07         22.38        21.92        22.61        56        Sep-11         23.06        21.51        23.98
  9         Oct-07         22.64        22.16        22.87        57        Oct-11         23.50        21.87        24.46
  10        Nov-07         22.33        21.86        22.55        58        Nov-11         23.10        21.53        24.04
  11        Dec-07         22.58        22.10        22.82        59        Dec-11         23.50        21.87        24.47
  12        Jan-08         22.27        21.81        22.50        60        Jan-12         23.10        21.53        24.05
  13        Feb-08         22.24        21.78        22.47        61        Feb-12         11.75        10.18        12.70
  14        Mar-08         22.79        22.30        23.04        62        Mar-12         12.54        10.86        13.55
  15        Apr-08         22.17        21.71        22.40        63        Apr-12         11.71        10.15        12.66
  16        May-08         22.42        21.95        22.66        64        May-12         12.08        10.47        13.07
  17        Jun-08         22.11        21.64        22.34        65        Jun-12         11.68        10.11        12.63
  18        Jul-08         22.35        21.88        22.59        66        Jul-12         12.05        10.43        13.03
  19        Aug-08         22.04        21.57        22.27        67        Aug-12         11.64        10.08        12.60
  20        Sep-08         22.02        21.56        22.26        68        Sep-12         11.62        10.06        12.58
  21        Oct-08         22.06        21.59        22.30        69        Oct-12         11.99        10.38        12.98
  22        Nov-08         21.84        21.24        22.15        70        Nov-12         11.58        10.03        12.55
  23        Dec-08         21.55        20.90        21.88        71        Dec-12         11.95        10.34        12.95
  24        Jan-09         20.71        20.09        21.04        72        Jan-13         11.54         9.99        12.51
  25        Feb-09         20.31        19.68        20.64        73        Feb-13         11.52         9.98        12.50
  26        Mar-09         21.16        20.47        21.53        74        Mar-13         12.74        11.03        13.82
  27        Apr-09         20.12        19.49        20.45        75        Apr-13         11.48         9.94        12.46
  28        May-09         20.62        19.90        21.01        76        May-13         11.85        10.26        12.86
  29        Jun-09         20.72        20.00        21.10        77        Jun-13         11.44         9.91        12.43
  30        Jul-09         21.42        20.67        21.81        78        Jul-13         11.81        10.22        12.82
  31        Aug-09         21.25        20.53        21.63        79        Aug-13         11.41         9.88        12.39
  32        Sep-09         21.69        21.07        22.03        80        Sep-13         11.39         9.86        12.37
  33        Oct-09         22.24        21.30        22.75        81        Oct-13         11.75        10.17        12.77
  34        Nov-09         21.69        20.68        22.24        82        Nov-13         11.35         9.83        12.34
  35        Dec-09         21.64        20.59        22.21        83        Dec-13         11.71        10.14        12.73
  36        Jan-10         21.07        20.05        21.63        84        Jan-14         11.31         9.80        12.30
  37        Feb-10         20.99        19.97        21.56        85        Feb-14         11.29         9.78        12.28
  38        Mar-10         22.69        21.58        23.30        86        Mar-14         12.48        10.81        13.58
  39        Apr-10         22.08        20.97        22.70        87        Apr-14         11.25         9.75        12.25
  40        May-10         22.67        21.43        23.36        88        May-14         11.60        10.05        12.63
  41        Jun-10         22.34        21.12        23.02        89        Jun-14         11.21         9.71        12.21
  42        Jul-10         22.71        21.46        23.42        90        Jul-14         11.56        10.02        12.60
  43        Aug-10         22.34        21.12        23.02        91        Aug-14         11.17         9.68        12.17
  44        Sep-10         22.49        21.29        23.16        92        Sep-14         11.15         9.67        12.15
  45        Oct-10         23.00        21.64        23.77        93        Oct-14         11.50         9.97        12.54
  46        Nov-10         22.74        21.33        23.55        94        Nov-14         11.11         9.64        12.11
  47        Dec-10         23.15        21.67        23.99        95        Dec-14         11.46         9.94        12.50
  48        Jan-11         22.76        21.33        23.58        96        Jan-15         11.07         9.60        12.08



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap, Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption, and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

         Distribution                 Loan Group I   Loan Group II
Period       Date       WAC Cap (%)     Cap (%)          Cap (%)
------   ------------   -----------   ------------   -------------
  97        Feb-15         11.05          9.59            12.06
  98        Mar-15         12.21         10.60            13.33
  99        Apr-15         11.01          9.56            12.02
 100        May-15         11.36          9.86            12.40
 101        Jun-15         10.97          9.53            11.98
 102        Jul-15         11.32          9.83            12.36
 103        Aug-15         10.93          9.50            11.94
 104        Sep-15         10.91          9.48            11.92
 105        Oct-15         11.26          9.79            12.30
 106        Nov-15         10.87          9.46            11.89
 107        Dec-15         11.22          9.76            12.26
 108        Jan-16         10.84          9.43            11.85
 109        Feb-16         10.82          9.41            11.83
 110        Mar-16         11.54         10.05            12.62
 111        Apr-16         10.78          9.38            11.79
 112        May-16         11.12          9.68            12.16
 113        Jun-16         10.74          9.36            11.75
 114        Jul-16         11.08          9.65            12.12
 115        Aug-16         10.70          9.33            11.71
 116        Sep-16         10.68          9.32            11.69
 117        Oct-16         11.02          9.61            12.06
 118        Nov-16         10.65          9.29            11.65
 119        Dec-16         10.98          9.59            12.02
 120        Jan-17         10.61          9.26            11.62


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $285,883,635. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.10% (on an actual/360 basis) on the swap notional amount balance to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                  Swap Schedule


                             Swap Notional                                  Swap Notional
Period   Distribution Date     Amount ($)    Period    Distribution Date      Amount ($)
------   -----------------   -------------   ------   -------------------   -------------
  1            Feb-07         285,883,635      37          Feb-10             42,747,663
  2            Mar-07         280,099,381      38          Mar-10             40,625,994
  3            Apr-07         273,436,533      39          Apr-10             38,615,484
  4            May-07         265,918,461      40          May-10             36,709,834
  5            Jun-07         257,576,522      41          Jun-10             34,903,261
  6            Jul-07         248,450,100      42          Jul-10             33,190,367
  7            Aug-07         238,588,313      43          Aug-10             31,566,074
  8            Sep-07         228,058,484      44          Sep-10             30,025,586
  9            Oct-07         217,361,758      45          Oct-10             28,564,376
  10           Nov-07         206,753,918      46          Nov-10             27,178,174
  11           Dec-07         196,553,189      47          Dec-10             25,862,944
  12           Jan-08         186,810,501      48          Jan-11             24,614,877
  13           Feb-08         177,517,749      49          Feb-11             23,430,377
  14           Mar-08         168,653,935      50          Mar-11             22,306,048
  15           Apr-08         160,199,049      51          Apr-11             21,238,680
  16           May-08         152,134,024      52          May-11             20,225,245
  17           Jun-08         144,440,691      53          Jun-11             19,262,880
  18           Jul-08         137,101,733      54          Jul-11             18,348,881
  19           Aug-08         130,081,774      55          Aug-11             17,480,691
  20           Sep-08         123,277,155      56          Sep-11             16,655,877
  21           Oct-08         113,654,888      57          Oct-11             15,871,957
  22           Nov-08         103,049,603      58          Nov-11             15,126,905
  23           Dec-08          90,648,453      59          Dec-11             14,418,645
  24           Jan-09          80,966,938      60          Jan-12             13,745,409
  25           Feb-09          73,363,568      61          Feb-12
  26           Mar-09          68,231,076                  and thereafter          0
  27           Apr-09          63,790,051
  28           May-09          60,265,724
  29           Jun-09          60,265,724
  30           Jul-09          60,265,724
  31           Aug-09          58,197,548
  32           Sep-09          55,258,357
  33           Oct-09          52,477,291
  34           Nov-09          49,843,953
  35           Dec-09          47,349,638
  36           Jan-10          44,986,602




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Cap. This transaction will contain a one-month LIBOR interest rate cap agreement with an initial notional amount of $0, a strike rate of one-month LIBOR equal to a per annum rate of 5.50% (on an actual/360 basis) and a term of
60. The Interest Rate Cap notional amount will amortize according to the schedule below.

                         The Interest Rate Cap Schedule


                              Interest Rate Cap                                  Interest Rate Cap
Period   Distribution Date   Notional Amount ($)   Period   Distribution Date   Notional Amount ($)
------   -----------------   -------------------   ------   -----------------   -------------------
  1           Feb-07                 0               37          Feb-10             28,503,304
  2           Mar-07                 0               38          Mar-10             31,051,088
  3           Apr-07                 0               39          Apr-10             33,481,176
  4           May-07                 0               40          May-10             33,267,223
  5           Jun-07                 0               41          Jun-10             32,937,244
  6           Jul-07             12,456,028          42          Jul-10             32,587,132
  7           Aug-07             15,917,274          43          Aug-10             32,218,912
  8           Sep-07             19,633,122          44          Sep-10             31,834,472
  9           Oct-07             23,355,190          45          Oct-10             31,435,584
  10          Nov-07             26,961,469          46          Nov-10             31,023,906
  11          Dec-07             30,306,443          47          Dec-10             30,600,982
  12          Jan-08             33,372,457          48          Jan-11             30,168,257
  13          Feb-08             36,169,940          49          Feb-11             29,727,078
  14          Mar-08             38,715,038          50          Mar-11             29,278,703
  15          Apr-08             41,023,037          51          Apr-11             28,824,300
  16          May-08             43,108,402          52          May-11             28,364,961
  17          Jun-08             44,984,821          53          Jun-11             27,901,697
  18          Jul-08             46,665,243          54          Jul-11             27,435,450
  19          Aug-08             48,150,142          55          Aug-11             26,967,092
  20          Sep-08             49,394,457          56          Sep-11             26,497,390
  21          Oct-08             48,483,729          57          Oct-11             26,026,749
  22          Nov-08             46,413,975          58          Nov-11             25,556,012
  23          Dec-08             42,613,111          59          Dec-11             25,085,776
  24          Jan-09             40,149,838          60          Jan-12             24,616,917
  25          Feb-09             38,673,523          61        Feb-12 and                0
  26          Mar-09             38,664,142                    thereafter
  27          Apr-09             38,888,987
  28          May-09             39,100,563
  29          Jun-09             39,241,932
  30          Jul-09             39,318,263
  31          Aug-09             39,334,419
  32          Sep-09             39,294,990
  33          Oct-09             37,814,545
  34          Nov-09             34,214,241
  35          Dec-09             30,730,364
  36          Jan-10             29,095,539



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                       The Mortgage Loans - All Collateral

Aggregate Scheduled Principal Balance:                              $305,078,378
Number of Mortgage Loans:                                                  1,827
Average Scheduled Principal Balance:                                    $166,983
Weighted Average Gross Interest Rate:                                     9.297%
Weighted Average Net Interest Rate: (2)                                   8.787%
Weighted Average Original FICO Score:                                        644
Weighted Average Original LTV Ratio: (3)                                  99.90%
Weighted Average Stated Remaining Term (months):                             360
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll: (4)                                          28
Weighted Average Gross Margin: (4)                                        7.068%
Weighted Average Initial Rate Cap: ((4))                                  2.594%
Weighted Average Periodic Rate Cap: (4)                                   1.028%
Weighted Average Gross Maximum Lifetime Rate: (4)                        15.578%
Percentage of Mortgage Loans with Silent Seconds: (5)                      0.00%
Weighted Average Debt to Income Ratio at Origination:                     42.96%
Percentage of Mortgage Loans with Mortgage Insurance:                      0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.
(2) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the expense fee rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio.
(4) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(5) Represents the percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage pool.

                    Distribution by Current Principal Balance


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Current Principal Balance    Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
$50,000 & Below                  25     $1,209,131        0.40%     10.266%        647     $48,365      99.76%    75.64%      91.74%
$50,001 - $75,000               240     15,421,663        5.05       9.959         642      64,257      99.97     86.68       93.44
$75,001 - $100,000              253     22,340,791        7.32       9.662         638      88,304      99.88     78.05       95.75
$100,001 - $125,000             233     26,446,300        8.67       9.459         637     113,503      99.94     80.68       94.03
$125,001 - $150,000             255     35,074,516       11.50       9.428         636     137,547      99.91     72.17       97.72
$150,001 - $200,000             300     52,370,729       17.17       9.256         644     174,569      99.87     66.38       94.26
$200,001 - $250,000             207     46,641,391       15.29       9.155         645     225,321      99.92     54.06       96.67
$250,001 - $300,000             143     38,985,463       12.78       9.070         647     272,626      99.88     56.55       95.93
$300,001 - $350,000              75     24,370,742        7.99       9.127         644     324,943      99.92     48.84      100.00
$350,001 - $400,000              40     14,920,350        4.89       9.211         657     373,009     100.00     32.20      100.00
$400,001 & Above                 56     27,297,303        8.95       9.107         658     487,452      99.82     41.51      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Current Rate                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
6.500 - 6.999%                    7     $2,197,371        0.72%      6.839%        675    $313,910      98.58%   100.00%     100.00%
7.000 - 7.499%                   24      5,148,305        1.69       7.326         680     214,513      99.49     84.58       98.93
7.500 - 7.999%                  113     25,305,934        8.29       7.830         668     223,946      99.77     64.42       98.86
8.000 - 8.499%                  176     35,760,693       11.72       8.292         654     203,186      99.83     69.99      100.00
8.500 - 8.999%                  351     62,399,818       20.45       8.778         649     177,777      99.92     64.22       97.31
9.000% & Above                1,156    174,266,256       57.12       9.992         636     150,749      99.96     57.65       95.09
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Credit Score


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Credit Score                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
740 & Above                      52     $9,299,294        3.05%      8.719%        765    $178,833      99.89%    47.47%      75.61%
720 - 739                        43      8,408,540        2.76       8.760         728     195,547      99.89     32.40       83.03
700 - 719                        83     15,181,605        4.98       8.839         708     182,911      99.94     30.05       85.73
680 - 699                       116     19,639,860        6.44       8.775         689     169,309      99.79     37.02       96.14
660 - 679                       165     30,249,633        9.92       8.964         669     183,331      99.90     37.97       96.42
640 - 659                       268     48,236,997       15.81       9.337         649     179,989      99.86     38.16       97.93
620 - 639                       487     80,433,376       26.36       9.577         629     165,161      99.94     64.22       98.79
600 - 619                       613     93,629,073       30.69       9.434         609     152,739      99.90     93.89       99.03
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                              Distribution by Lien


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Lien                         Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1                             1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Original LTV


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Original LTV                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
95.01 - 96.00%                    4       $496,712        0.16%      8.529%        653    $124,178      95.41%    70.54%     100.00%
96.01 - 97.00%                   16      2,686,587        0.88       8.569         647     167,912      96.48     76.01       98.14
97.01 - 98.00%                   17      3,807,428        1.25       8.031         654     223,966      97.48     70.62       97.90
98.01 - 99.00%                   26      4,950,107        1.62       8.787         646     190,389      98.48     41.45      100.00
99.01 - 100.00%               1,764    293,137,542       96.09       9.330         644     166,178      99.99     61.85       96.43
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Documentation


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Documentation                Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Full Doc                      1,262   $188,429,840       61.76%      9.129%        632    $149,310      99.90%   100.00%      95.50%
Stated Doc                      525    109,574,912       35.92       9.564         666     208,714      99.91      0.00       98.91
Limited Doc                      40      7,073,626        2.32       9.666         632     176,841      99.88      0.00       87.30
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Purpose


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Purpose                      Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Purchase                      1,366   $215,582,717       70.66%      9.470%        644    $157,820      99.99%    61.42%      95.19%
Cashout Refi                    414     82,477,890       27.03       8.892         646     199,222      99.70     62.18       99.75
Rate/Term Refi                   47      7,017,771        2.30       8.767         657     149,314      99.50     67.60      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                            Distribution by Occupancy


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Occupancy                    Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Owner Occupied                1,748   $294,495,945       96.53%      9.279%        643    $168,476      99.90%    61.10%     100.00%
Investor                         50      6,011,425        1.97       9.982         729     120,228      99.92     88.92        0.00
Second Home                      29      4,571,008        1.50       9.613         655     157,621      99.99     68.72        0.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Property Type


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Property Type                Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Single Family                 1,436   $219,383,496       71.91%      9.269%        643    $152,774      99.88%    66.47%      96.98%
PUD                             219     49,500,967       16.23       9.286         642     226,032      99.92     50.00       94.34
Condo                            90     16,280,035        5.34       9.632         646     180,889      99.99     49.20       95.08
3-4 Family                       27      9,289,581        3.04       9.613         682     344,059     100.00     38.38      100.00
2 Family                         43      8,751,321        2.87       9.045         660     203,519      99.97     59.77       95.92
Townhouse                        10      1,697,678        0.56       9.774         641     169,768     100.00     54.45      100.00
Coop                              2        175,300        0.06       8.851         639      87,650     100.00     65.49      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                              Distribution by State


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
State                        Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
FL                              122    $29,324,234        9.61%      9.274%        655    $240,363      99.96%    42.13%      94.61%
GA                              147     22,573,224        7.40       9.527         639     153,559      99.89     66.47       90.44
PA                              135     18,464,104        6.05       8.827         657     136,771      99.92     66.26       99.64
TX                              138     18,203,693        5.97       9.580         633     131,911      99.95     63.90       95.56
OH                              104     14,387,922        4.72       9.111         646     138,345      99.87     65.30       99.65
TN                              108     14,106,684        4.62       9.411         635     130,617      99.96     68.97       97.90
IL                               69     13,518,766        4.43       9.524         652     195,924      99.94     55.23       96.19
VA                               56     12,590,120        4.13       9.219         651     224,824      99.83     51.01       93.46
NC                               85     12,375,674        4.06       9.480         640     145,596      99.69     69.05       95.73
MD                               39     10,330,497        3.39       8.950         634     264,885      99.92     68.57      100.00
Other                           824    139,203,460       45.63       9.293         644     168,936      99.89     63.62       97.30
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Zip                          Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
38016                             6       $967,155        0.32%      9.801%        637    $161,192     100.00%    16.53%     100.00%
20904                             2        923,563        0.30       9.052         640     461,782     100.00      0.00      100.00
33897                             3        898,749        0.29       9.514         649     299,583     100.00     23.29       70.54
33334                             2        891,371        0.29       9.465         637     445,686     100.00     72.85      100.00
18301                             4        831,413        0.27       8.532         630     207,853      99.18    100.00      100.00
01844                             2        819,068        0.27      10.436         679     409,534     100.00      0.00      100.00
38125                             3        814,229        0.27      10.115         644     271,410     100.00     28.76      100.00
02301                             2        783,954        0.26      10.223         666     391,977     100.00    100.00      100.00
60649                             2        778,498        0.26       8.705         682     389,249     100.00     39.69      100.00
34953                             3        751,338        0.25       8.509         635     250,446      99.35     33.83      100.00
Other                         1,798    296,619,041       97.23       9.293         644     164,972      99.90     62.37       96.52
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                  Distribution by Remaining Months to Maturity


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
Remaining Months               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
To Maturity                  Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1 - 180                           2       $205,152        0.07%      9.132%        669    $102,576     100.00%    30.35%     100.00%
181 - 240                         1        148,762        0.05       8.340         609     148,762     100.00    100.00      100.00
241 - 360                     1,782    295,344,291       96.81       9.283         644     165,738      99.90     62.12       96.57
421 - 480                        42      9,380,173        3.07       9.761         655     223,337      99.99     50.64       95.28
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                        Distribution by Amortization Type


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Amortization Type            Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
2 YR ARM                        459    $64,261,312       21.06%      9.884%        640    $140,003      99.97%    59.14%      93.77%
2 YR ARM 40/40                   18      3,175,025        1.04       9.985         640     176,390      99.97     57.06       86.05
2 YR ARM BALLOON 40/30           91     17,025,386        5.58       9.914         631     187,092      99.97     64.25       90.06
2 YR ARM BALLOON 45/30            6      1,198,571        0.39       8.848         649     199,762     100.00     26.84      100.00
2 YR ARM BALLOON 50/30           12      2,063,755        0.68       9.526         635     171,980     100.00     76.51      100.00
2 YR ARM IO                      64     14,929,310        4.89       9.213         648     233,270      99.69     45.13       94.48
3 YR ARM                        425     69,298,146       22.71       9.220         632     163,054      99.91     74.07       97.73
3 YR ARM 40/40                   21      5,806,320        1.90       9.599         665     276,491     100.00     49.68      100.00
3 YR ARM BALLOON 40/30          127     26,499,322        8.69       9.252         633     208,656      99.89     65.13       99.47
3 YR ARM BALLOON 45/30            1        415,000        0.14       8.790         608     415,000     100.00    100.00      100.00
3 YR ARM BALLOON 50/30            3        408,364        0.13       9.445         648     136,121     100.00     54.23      100.00
3 YR ARM IO                      57     15,127,243        4.96       9.043         656     265,390      99.93     38.60       99.41
40 YR FIXED                       2        344,835        0.11      10.331         632     172,418     100.00      0.00      100.00
5 YR ARM                          6      1,501,792        0.49       8.568         696     250,299     100.00     40.11       82.37
5 YR ARM 40/40                    1         53,992        0.02      10.350         608      53,992     100.00    100.00      100.00
5 YR ARM BALLOON 40/30            1         68,000        0.02      12.300         716      68,000     100.00    100.00        0.00
5 YR ARM BALLOON 50/30            3        450,291        0.15       9.603         614     150,097     100.00    100.00      100.00
5 YR ARM IO                       3        523,000        0.17       8.380         681     174,333     100.00    100.00       77.06
FIXED                           486     74,841,299       24.53       8.788         660     153,994      99.84     61.06       98.54
FIXED BALLOON 40/30              24      4,222,370        1.38       9.324         654     175,932      99.79     45.70       93.73
FIXED BALLOON 45/30               5        630,981        0.21       8.806         656     126,196     100.00     66.56      100.00
FIXED BALLOON 50/30               1        124,973        0.04       9.500         624     124,973     100.00    100.00      100.00
FIXED IO                         11      2,109,090        0.69       8.735         681     191,735     100.00     57.94      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
Initial Periodic               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Cap                          Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1.500%                           11     $1,494,654        0.49%     10.281%        642    $135,878      99.74%    53.55%     100.00%
2.000%                          516     90,267,317       29.59       9.853         644     174,937      99.95     48.55       93.34
3.000%                          765    130,069,567       42.63       9.204         634     170,026      99.90     71.84       97.62
5.000%                            6        973,291        0.32       8.946         650     162,215     100.00    100.00       87.67
N/A                             529     82,273,549       26.97       8.822         660     155,527      99.85     60.04       98.35
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Periodic Cap


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Periodic Cap                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1.000%                        1,212   $210,545,791       69.01%      9.461%        638    $173,718      99.92%    62.65%      95.78%
1.500%                           85     11,994,286        3.93       9.676         643     141,109      99.94     59.48       99.33
2.000%                            1        264,752        0.09       9.750         774     264,752     100.00      0.00        0.00
N/A                             529     82,273,549       26.97       8.822         660     155,527      99.85     60.04       98.35
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                      Distribution by Months to Rate Reset


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
Months To Rate                 of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Reset                        Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
13 - 24                         650   $102,653,359       33.65%      9.775%        639    $157,928      99.93%    57.86%      93.22%
25 - 36                         634    117,554,395       38.53       9.223         637     185,417      99.91     66.31       98.46
49 & Above                       14      2,597,076        0.85       8.845         678     185,505     100.00     65.37       82.57
N/A                             529     82,273,549       26.97       8.822         660     155,527      99.85     60.04       98.35
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                        Distribution by Life Maximum Rate


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Life Maximum Rate            Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
12.500 - 12.999%                  1       $700,000        0.23%      6.700%        616    $700,000      97.22%   100.00%     100.00%
13.000 - 13.499%                  6      1,243,715        0.41       7.279         646     207,286     100.00    100.00       95.58
13.500 - 13.999%                 53     11,013,585        3.61       7.808         648     207,803      99.81     87.57       97.39
14.000 - 14.499%                 98     21,046,444        6.90       8.292         645     214,760      99.87     80.61      100.00
14.500 - 14.999%                210     40,876,977       13.40       8.790         641     194,652      99.92     69.11       97.01
15.000 - 15.499%                178     32,676,237       10.71       9.237         634     183,574      99.91     68.79       98.26
15.500 - 15.999%                305     46,213,047       15.15       9.669         637     151,518      99.96     64.68       91.86
16.000% & Above                 447     69,034,824       22.63      10.551         636     154,440      99.96     43.26       95.17
N/A                             529     82,273,549       26.97       8.822         660     155,527      99.85     60.04       98.35
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Margin                       Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
0.001 - 4.999%                   15     $3,585,779        1.18%      8.278%        690    $239,052      99.31%    61.88%      84.59%
5.000 - 5.499%                   26      6,002,298        1.97       8.880         669     230,858     100.00     63.03       95.17
5.500 - 5.999%                   79     13,768,811        4.51       9.112         653     174,289      99.89     62.68       93.97
6.000 - 6.499%                  134     24,375,407        7.99       9.404         644     181,906      99.94     57.62       96.78
6.500 - 6.999%                  232     42,734,207       14.01       9.398         637     184,199      99.94     61.09       94.76
7.000 - 7.499%                  358     56,635,227       18.56       9.639         635     158,199      99.92     65.40       93.40
7.500 - 7.999%                  226     41,129,592       13.48       9.460         635     181,989      99.93     55.28       98.60
8.000 - 8.499%                  206     31,563,574       10.35       9.725         630     153,221      99.94     69.48       99.32
8.500 - 8.999%                   21      2,759,267        0.90       9.613         621     131,394      99.79     92.32      100.00
9.000 - 9.499%                    1        250,665        0.08      11.375         686     250,665     100.00      0.00      100.00
N/A                             529     82,273,549       26.97       8.822         660     155,527      99.85     60.04       98.35
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                       Distribution by Interest Only Term


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Interest Only Term           Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
0                             1,692   $272,389,736       89.29%      9.322%        643    $160,987      99.91%    63.92%      96.49%
60                              106     26,487,036        8.68       9.175         655     249,878      99.85     42.79       96.09
120                              29      6,201,607        2.03       8.731         654     213,849      99.74     48.18      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,827   $305,078,378      100.00%      9.297%        644    $166,983      99.90%    61.76%      96.53%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                          The Mortgage Loans - Group 1

Aggregate Scheduled Principal Balance:                              $100,230,841
Number of Mortgage Loans:                                                    640
Average Scheduled Principal Balance:                                    $156,611
Weighted Average Gross Interest Rate:                                     8.818%
Weighted Average Net Interest Rate: (2)                                   8.308%
Weighted Average Original FICO Score:                                        644
Weighted Average Original LTV Ratio: (3)                                  99.81%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll: (4)                                          28
Weighted Average Gross Margin: (4)                                        7.058%
Weighted Average Initial Rate Cap: (4)                                    2.874%
Weighted Average Periodic Rate Cap: (4)                                   1.044%
Weighted Average Gross Maximum Lifetime Rate: (4)                        15.151%
Percentage of Mortgage Loans with Silent Seconds: (5)                      0.00%
Weighted Average Debt to Income Ratio at Origination:                     43.63%
Percentage of Mortgage Loans with Mortgage Insurance:                      0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.
(2) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the expense fee rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio.
(4) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(5) Represents the percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage pool.

                    Distribution by Current Principal Balance


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Current Principal Balance    Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
$50,000 & Below                   6       $292,255        0.29%     10.316%        627     $48,709     100.00%   100.00%     100.00%
$50,001 - $75,000                75      4,954,659        4.94       9.799         640      66,062     100.00     84.23      100.00
$75,001 - $100,000               96      8,455,447        8.44       9.331         638      88,078      99.83     77.66       99.06
$100,001 - $125,000              99     11,246,497       11.22       9.058         637     113,601      99.95     83.70      100.00
$125,001 - $150,000              95     13,046,113       13.02       8.899         644     137,328      99.84     71.94      100.00
$150,001 - $200,000             103     18,147,326       18.11       8.716         651     176,188      99.67     73.54      100.00
$200,001 - $250,000              78     17,587,126       17.55       8.591         648     225,476      99.85     63.32      100.00
$250,001 - $300,000              54     14,677,045       14.64       8.543         639     271,797      99.74     72.36      100.00
$300,001 - $350,000              22      7,171,722        7.16       8.468         640     325,987      99.81     72.38      100.00
$350,001 - $400,000               8      3,004,538        3.00       8.740         665     375,567     100.00     24.69      100.00
$400,001 & Above                  4      1,648,113        1.64       8.368         666     412,028      99.58     50.36      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Current Rate                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
6.500 - 6.999%                    5       $902,389        0.90%      6.912%        720    $180,478      98.70%   100.00%     100.00%
7.000 - 7.499%                   14      2,902,602        2.90       7.341         674     207,329      99.09     94.96      100.00
7.500 - 7.999%                   70     14,681,016       14.65       7.835         664     209,729      99.65     63.67      100.00
8.000 - 8.499%                  114     21,074,549       21.03       8.299         648     184,864      99.74     75.60      100.00
8.500 - 8.999%                  177     27,522,941       27.46       8.758         644     155,497      99.87     71.38      100.00
9.000% & Above                  260     33,147,344       33.07       9.815         629     127,490      99.98     69.72       99.76
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Credit Score


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Credit Score                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
740 & Above                      11     $1,575,465        1.57%      7.716%        755    $143,224      99.54%    49.93%     100.00%
720 - 739                        17      3,482,746        3.47       8.286         729     204,867      99.74     33.09       97.71
700 - 719                        30      5,408,966        5.40       8.267         708     180,299      99.83     27.94      100.00
680 - 699                        56      8,837,980        8.82       8.415         688     157,821      99.54     40.27      100.00
660 - 679                        64     10,242,404       10.22       8.576         669     160,038      99.91     42.51      100.00
640 - 659                        95     14,678,316       14.64       8.892         648     154,509      99.76     54.70      100.00
620 - 639                       159     24,338,539       24.28       8.942         629     153,073      99.85     87.39      100.00
600 - 619                       208     31,666,425       31.59       9.087         609     152,242      99.88     98.00      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                              Distribution by Lien


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Lien                         Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1                               640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Original LTV


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Original LTV                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
95.01 - 96.00%                    3       $406,936        0.41%      8.299%        662    $135,645      95.44%    64.04%     100.00%
96.01 - 97.00%                    9      1,757,461        1.75       7.925         650     195,273      96.50     94.34      100.00
97.01 - 98.00%                   13      2,564,120        2.56       8.013         665     197,240      97.57     77.56       96.88
98.01 - 99.00%                   12      2,244,223        2.24       8.294         652     187,019      98.43     56.01      100.00
99.01 - 100.00%                 603     93,258,101       93.04       8.872         643     154,657      99.99     71.34      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Documentation


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Documentation                Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Full Doc                        479    $71,695,666       71.53%      8.779%        632    $149,678      99.80%   100.00%      99.89%
Stated Doc                      157     27,915,005       27.85       8.914         675     177,803      99.84      0.00      100.00
Limited Doc                       4        620,170        0.62       8.971         659     155,043     100.00      0.00      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Purpose


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Purpose                      Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Cashout Refi                    245    $47,811,600       47.70%      8.534%        650    $195,149      99.67%    66.47%      99.83%
Purchase                        359     46,863,638       46.76       9.123         636     130,539     100.00     77.58      100.00
Rate/Term Refi                   36      5,555,603        5.54       8.689         662     154,322      99.51     64.02      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                            Distribution by Occupancy


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Occupancy                    Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Owner Occupied                  639   $100,150,960       99.92%      8.818%        644    $156,731      99.82%    71.51%     100.00%
Investor                          1         79,881        0.08       9.500         727      79,881      97.56    100.00        0.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Property Type


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Property Type                Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Single Family                   538    $81,448,480       81.26%      8.811%        645    $151,391      99.78%    71.84%      99.90%
PUD                              49      9,961,783        9.94       8.751         638     203,302      99.92     72.83      100.00
Condo                            27      4,613,782        4.60       8.966         650     170,881     100.00     61.91      100.00
2 Family                         18      2,801,992        2.80       8.753         648     155,666      99.93     78.31      100.00
3-4 Family                        2        708,323        0.71       9.571         641     354,161     100.00     47.14      100.00
Townhouse                         5        581,681        0.58       9.127         618     116,336     100.00     74.26      100.00
Coop                              1        114,800        0.11       9.200         606     114,800     100.00    100.00      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                              Distribution by State


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
State                        Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
PA                               60     $8,399,193        8.38%      8.512%        654    $139,987      99.83%    75.31%     100.00%
GA                               44      7,273,098        7.26       8.938         646     165,298      99.89     66.65      100.00
OH                               51      6,798,857        6.78       8.793         649     133,311      99.91     68.95      100.00
FL                               32      6,083,055        6.07       8.887         651     190,095      99.82     51.06      100.00
IL                               31      5,435,948        5.42       9.155         644     175,353     100.00     75.48      100.00
MN                               24      5,009,169        5.00       8.626         641     208,715      99.63     84.13      100.00
NC                               35      4,915,609        4.90       9.030         639     140,446      99.70     74.75      100.00
MD                               21      4,669,293        4.66       8.815         639     222,347      99.83     66.83      100.00
VA                               22      4,295,729        4.29       8.973         643     195,260      99.51     55.96      100.00
TX                               40      4,179,859        4.17       9.289         630     104,496      99.91     78.44      100.00
Other                           280     43,171,032       43.07       8.747         644     154,182      99.81     73.97       99.81
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Zip                          Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
18017                             2       $554,998        0.55%      8.025%        661    $277,499     100.00%   100.00%     100.00%
34953                             2        541,487        0.54       7.970         631     270,743      99.10     46.94      100.00
37062                             2        534,637        0.53       8.346         625     267,318      99.31     62.47      100.00
44212                             2        506,264        0.51       8.200         652     253,132      99.81     47.33      100.00
28213                             2        448,571        0.45       9.736         604     224,285     100.00    100.00      100.00
21040                             2        434,777        0.43       8.353         635     217,388      99.77    100.00      100.00
08081                             1        415,000        0.41       8.790         631     415,000     100.00    100.00      100.00
25414                             1        415,000        0.41       8.790         608     415,000     100.00    100.00      100.00
91764                             1        412,514        0.41       7.940         693     412,514      98.33      0.00      100.00
29651                             3        411,925        0.41       8.683         629     137,308      98.83     74.83      100.00
Other                           622     95,555,669       95.34       8.836         645     153,626      99.83     71.47       99.92
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                  Distribution by Remaining Months to Maturity


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
Remaining Months               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
To Maturity                  Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1 - 180                           1       $142,891        0.14%      8.540%        698    $142,891     100.00%     0.00%     100.00%
181 - 240                         1        148,762        0.15       8.340         609     148,762     100.00    100.00      100.00
241 - 360                       633     99,073,222       98.85       8.816         644     156,514      99.81     71.82       99.92
421 - 480                         5        865,966        0.86       9.240         636     173,193     100.00     45.20      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                        Distribution by Amortization Type


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Amortization Type            Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
2 YR ARM                        144    $16,848,835       16.81%      9.458%        638    $117,006      99.99%    65.41%     100.00%
2 YR ARM 40/40                    3        373,334        0.37       9.630         641     124,445     100.00     62.53      100.00
2 YR ARM BALLOON 40/30           21      3,323,028        3.32       9.409         632     158,239      99.95     77.60      100.00
2 YR ARM BALLOON 45/30            3        537,698        0.54       9.067         646     179,233     100.00     59.84      100.00
2 YR ARM BALLOON 50/30            8      1,325,730        1.32       9.536         640     165,716     100.00     86.05      100.00
2 YR ARM IO                       8      1,565,634        1.56       8.627         665     195,704      99.56     40.81      100.00
3 YR ARM                        110     18,821,751       18.78       8.629         624     171,107      99.86     91.77       99.58
3 YR ARM 40/40                    2        492,632        0.49       8.945         632     246,316     100.00     32.06      100.00
3 YR ARM BALLOON 40/30           40      7,869,603        7.85       8.828         622     196,740      99.67     85.92      100.00
3 YR ARM BALLOON 45/30            1        415,000        0.41       8.790         608     415,000     100.00    100.00      100.00
3 YR ARM IO                       9      2,184,659        2.18       8.485         649     242,740      99.76     69.47      100.00
5 YR ARM                          2        520,810        0.52       7.999         704     260,405     100.00     33.03      100.00
5 YR ARM BALLOON 50/30            2        289,336        0.29       9.633         612     144,668     100.00    100.00      100.00
5 YR ARM IO                       2        403,000        0.40       8.300         671     201,500     100.00    100.00      100.00
FIXED                           270     42,702,239       42.60       8.598         660     158,156      99.74     64.12      100.00
FIXED BALLOON 40/30              11      2,088,030        2.08       8.924         654     189,821      99.58     54.19      100.00
FIXED BALLOON 45/30               4        469,522        0.47       8.654         665     117,380     100.00     55.06      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
Initial Periodic               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Cap                          Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
2.000%                           53     $8,314,127        8.29%      9.137%        641    $156,870      99.86%    68.32%     100.00%
3.000%                          298     45,964,587       45.86       8.962         630     154,244      99.88     79.52       99.83
5.000%                            4        692,336        0.69       8.857         646     173,084     100.00    100.00      100.00
N/A                             285     45,259,790       45.16       8.614         659     158,806      99.74     63.57      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Periodic Cap


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Periodic Cap                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1.000%                          312    $50,156,132       50.04%      8.931%        632    $160,757      99.87%    78.17%     100.00%
1.500%                           43      4,814,919        4.80       9.565         637     111,975      99.96     77.23       98.34
N/A                             285     45,259,790       45.16       8.614         659     158,806      99.74     63.57      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                      Distribution by Months to Rate Reset


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
Months To Rate                 of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Reset                        Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
13 - 24                         187    $23,974,260       23.92%      9.395%        639    $128,205      99.96%    66.46%     100.00%
25 - 36                         162     29,783,644       29.72       8.678         625     183,850      99.81     87.72       99.73
49 & Above                        6      1,213,146        1.21       8.489         671     202,191     100.00     71.25      100.00
N/A                             285     45,259,790       45.16       8.614         659     158,806      99.74     63.57      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                        Distribution by Life Maximum Rate


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Life Maximum Rate            Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
13.000 - 13.499%                  2       $325,644        0.32%      7.275%        635    $162,822     100.00%   100.00%     100.00%
13.500 - 13.999%                 29      5,512,820        5.50       7.798         641     190,097      99.71     89.51      100.00
14.000 - 14.499%                 60     11,286,373       11.26       8.297         635     188,106      99.77     88.80      100.00
14.500 - 14.999%                 93     15,811,853       15.78       8.782         629     170,020      99.86     84.61      100.00
15.000 - 15.499%                 27      4,269,038        4.26       9.101         630     158,113      99.99     69.14      100.00
15.500 - 15.999%                 54      7,435,017        7.42       9.639         628     137,685     100.00     75.01      100.00
16.000% & Above                  90     10,330,307       10.31      10.226         633     114,781      99.98     55.51       99.23
N/A                             285     45,259,790       45.16       8.614         659     158,806      99.74     63.57      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Margin                       Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
0.001 - 4.999%                    4       $481,796        0.48%      7.926%        637    $120,449      98.92%   100.00%     100.00%
5.000 - 5.499%                    5      1,036,681        1.03       9.045         654     207,336     100.00     81.21      100.00
5.500 - 5.999%                   20      2,937,275        2.93       9.190         648     146,864     100.00     66.12      100.00
6.000 - 6.499%                   42      5,614,408        5.60       9.457         638     133,676      99.95     60.94       98.58
6.500 - 6.999%                   73     11,484,571       11.46       9.065         627     157,323      99.91     74.89      100.00
7.000 - 7.499%                  119     18,231,177       18.19       8.787         631     153,203      99.85     88.37      100.00
7.500 - 7.999%                   92     15,185,142       15.15       8.984         630     165,056      99.87     75.90      100.00
N/A                             285     45,259,790       45.16       8.614         659     158,806      99.74     63.57      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                       Distribution by Interest Only Term


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Interest Only Term           Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
0                               621    $96,077,547       95.86%      8.831%        644    $154,714      99.82%    71.96%      99.92%
60                               11      2,587,659        2.58       8.456         653     235,242      99.80     74.22      100.00
120                               8      1,565,634        1.56       8.627         665     195,704      99.56     40.81      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                          640   $100,230,841      100.00%      8.818%        644    $156,611      99.81%    71.53%      99.92%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                          The Mortgage Loans - Group 2

Aggregate Scheduled Principal Balance:                              $204,847,538
Number of Mortgage Loans:                                                  1,187
Average Scheduled Principal Balance:                                    $172,576
Weighted Average Gross Interest Rate:                                     9.532%
Weighted Average Net Interest Rate: (2)                                   9.022%
Weighted Average Original FICO Score:                                        644
Weighted Average Original LTV Ratio: (3)                                  99.94%
Weighted Average Stated Remaining Term (months):                             362
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll: (4)                                          28
Weighted Average Gross Margin: (4)                                        7.071%
Weighted Average Initial Rate Cap: (4)                                    2.502%
Weighted Average Periodic Rate Cap: (4)                                   1.023%
Weighted Average Gross Maximum Lifetime Rate: (4)                        15.718%
Percentage of Mortgage Loans with Silent Seconds: (5)                      0.00%
Weighted Average Debt to Income Ratio at Origination:                     42.63%
Percentage of Mortgage Loans with Mortgage Insurance:                      0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.
(2) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the expense fee rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio.
(4) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(5) Represents the percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage pool.

                    Distribution by Current Principal Balance


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Current Principal Balance    Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
$50,000 & Below                  19       $916,876        0.45%     10.250%        654     $48,257      99.68%    67.87%      89.10%
$50,001 - $75,000               165     10,467,004        5.11      10.035         643      63,436      99.96     87.84       90.33
$75,001 - $100,000              157     13,885,344        6.78       9.864         638      88,442      99.91     78.28       93.74
$100,001 - $125,000             134     15,199,803        7.42       9.756         637     113,431      99.94     78.44       89.61
$125,001 - $150,000             160     22,028,403       10.75       9.741         632     137,678      99.95     72.31       96.36
$150,001 - $200,000             197     34,223,403       16.71       9.542         641     173,723      99.97     62.59       91.22
$200,001 - $250,000             129     29,054,265       14.18       9.496         643     225,227      99.96     48.45       94.66
$250,001 - $300,000              89     24,308,418       11.87       9.388         651     273,128      99.96     47.00       93.48
$300,001 - $350,000              53     17,199,020        8.40       9.403         645     324,510      99.97     39.02      100.00
$350,001 - $400,000              32     11,915,812        5.82       9.330         655     372,369     100.00     34.10      100.00
$400,001 & Above                 52     25,649,189       12.52       9.154         658     493,254      99.84     40.94      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Current Rate                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
6.500 - 6.999%                    2     $1,294,982        0.63%      6.787%        644    $647,491      98.50%   100.00%     100.00%
7.000 - 7.499%                   10      2,245,704        1.10       7.305         687     224,570     100.00     71.17       97.55
7.500 - 7.999%                   43     10,624,919        5.19       7.824         674     247,091      99.95     65.46       97.29
8.000 - 8.499%                   62     14,686,145        7.17       8.282         663     236,873      99.98     61.95      100.00
8.500 - 8.999%                  174     34,876,877       17.03       8.793         653     200,442      99.95     58.58       95.19
9.000% & Above                  896    141,118,912       68.89      10.034         637     157,499      99.95     54.82       93.99
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Credit Score


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Credit Score                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
740 & Above                      41     $7,723,829        3.77%      8.924%        767    $188,386      99.96%    46.97%      70.63%
720 - 739                        26      4,925,794        2.40       9.094         727     189,454     100.00     31.92       72.66
700 - 719                        53      9,772,640        4.77       9.155         709     184,389      99.99     31.22       77.83
680 - 699                        60     10,801,880        5.27       9.068         690     180,031     100.00     34.35       92.98
660 - 679                       101     20,007,229        9.77       9.163         669     198,091      99.90     35.65       94.58
640 - 659                       173     33,558,681       16.38       9.532         649     193,981      99.91     30.92       97.02
620 - 639                       328     56,094,836       27.38       9.853         628     171,021      99.98     54.17       98.27
600 - 619                       405     61,962,648       30.25       9.611         609     152,994      99.92     91.79       98.53
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                              Distribution by Lien


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Lien                         Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1                             1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Original LTV


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Original LTV                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
95.01 - 96.00%                    1        $89,776        0.04%      9.570%        615     $89,776      95.24%   100.00%     100.00%
96.01 - 97.00%                    7        929,126        0.45       9.789         641     132,732      96.45     41.34       94.62
97.01 - 98.00%                    4      1,243,308        0.61       8.067         631     310,827      97.28     56.30      100.00
98.01 - 99.00%                   14      2,705,885        1.32       9.197         640     193,277      98.52     29.37      100.00
99.01 - 100.00%               1,161    199,879,442       97.57       9.544         645     172,161     100.00     57.42       94.77
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Documentation


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Documentation                Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Full Doc                        783   $116,734,174       56.99%      9.343%        632    $149,086      99.95%   100.00%      92.80%
Stated Doc                      368     81,659,907       39.86       9.786         663     221,902      99.93      0.00       98.53
Limited Doc                      36      6,453,456        3.15       9.732         629     179,263      99.87      0.00       86.08
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Purpose


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Purpose                      Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Purchase                      1,007   $168,719,080       82.36%      9.566%        646    $167,546      99.99%    56.93%      93.85%
Cashout Refi                    169     34,666,290       16.92       9.386         639     205,126      99.75     56.25       99.63
Rate/Term Refi                   11      1,462,168        0.71       9.064         636     132,924      99.46     81.22      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                            Distribution by Occupancy


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Occupancy                    Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Owner Occupied                1,109   $194,344,986       94.87%      9.516%        642    $175,243      99.94%    55.74%     100.00%
Investor                         49      5,931,544        2.90       9.989         729     121,052      99.95     88.77        0.00
Second Home                      29      4,571,008        2.23       9.613         655     157,621      99.99     68.72        0.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Property Type


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Property Type                Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Single Family                   898   $137,935,016       67.34%      9.539%        641    $153,602      99.94%    63.31%      95.26%
PUD                             170     39,539,185       19.30       9.420         643     232,583      99.92     44.25       92.91
Condo                            63     11,666,253        5.70       9.895         644     185,179      99.99     44.17       93.13
3-4 Family                       25      8,581,259        4.19       9.616         686     343,250     100.00     37.66      100.00
2 Family                         25      5,949,329        2.90       9.182         665     237,973      99.98     51.04       94.00
Townhouse                         5      1,115,997        0.54      10.112         654     223,199     100.00     44.13      100.00
Coop                              1         60,500        0.03       8.190         703      60,500     100.00      0.00      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                              Distribution by State


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
State                        Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
FL                               90    $23,241,180       11.35%      9.375%        656    $258,235      99.99%    39.79%      93.20%
GA                              103     15,300,126        7.47       9.806         635     148,545      99.89     66.39       85.89
TX                               98     14,023,834        6.85       9.667         633     143,100      99.97     59.57       94.24
TN                               80     10,424,803        5.09       9.579         636     130,310      99.99     66.70       97.16
PA                               75     10,064,911        4.91       9.090         659     134,199      99.99     58.71       99.34
MA                               27      8,556,187        4.18       9.555         674     316,896      99.94     46.04      100.00
VA                               34      8,294,391        4.05       9.346         656     243,953     100.00     48.44       90.08
SC                               49      8,286,117        4.05       9.646         639     169,104     100.00     66.89       91.82
IL                               38      8,082,818        3.95       9.772         656     212,706      99.91     41.60       93.63
OH                               53      7,589,065        3.70       9.397         643     143,190      99.84     62.03       99.34
Other                           540     90,984,105       44.42       9.543         640     168,489      99.92     59.95       96.12
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Zip                          Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
38016                             6       $967,155        0.47%      9.801%        637    $161,192     100.00%    16.53%     100.00%
20904                             2        923,563        0.45       9.052         640     461,782     100.00      0.00      100.00
33897                             3        898,749        0.44       9.514         649     299,583     100.00     23.29       70.54
01844                             2        819,068        0.40      10.436         679     409,534     100.00      0.00      100.00
02301                             2        783,954        0.38      10.223         666     391,977     100.00    100.00      100.00
95833                             2        747,151        0.36       8.894         645     373,575     100.00      0.00      100.00
80130                             2        734,862        0.36       8.719         637     367,431     100.00      0.00      100.00
94014                             1        700,000        0.34       6.700         616     700,000      97.22    100.00      100.00
33467                             1        669,482        0.33      10.650         649     669,482     100.00      0.00      100.00
33020                             2        664,939        0.32      10.032         639     332,470     100.00      0.00      100.00
Other                         1,164    196,938,615       96.14       9.536         644     169,191      99.95     58.33       94.80
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                  Distribution by Remaining Months to Maturity


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
Remaining Months               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
To Maturity                  Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1 - 180                           1        $62,261        0.03%     10.490%        604     $62,261     100.00%   100.00%     100.00%
241 - 360                     1,149    196,271,070       95.81       9.519         644     170,819      99.94     57.22       94.87
421 - 480                        37      8,514,207        4.16       9.814         657     230,114      99.99     51.20       94.80
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                        Distribution by Amortization Type


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Amortization Type            Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
2 YR ARM                        315    $47,412,477       23.15%     10.035%        640    $150,516      99.96%    56.91%      91.55%
2 YR ARM 40/40                   15      2,801,691        1.37      10.032         640     186,779      99.96     56.33       84.20
2 YR ARM BALLOON 40/30           70     13,702,357        6.69      10.036         631     195,748      99.97     61.01       87.65
2 YR ARM BALLOON 45/30            3        660,872        0.32       8.670         652     220,291     100.00      0.00      100.00
2 YR ARM BALLOON 50/30            4        738,025        0.36       9.508         627     184,506     100.00     59.36      100.00
2 YR ARM IO                      56     13,363,675        6.52       9.282         646     238,637      99.71     45.64       93.83
3 YR ARM                        315     50,476,396       24.64       9.441         635     160,243      99.93     67.47       97.04
3 YR ARM 40/40                   19      5,313,688        2.59       9.660         668     279,668     100.00     51.32      100.00
3 YR ARM BALLOON 40/30           87     18,629,719        9.09       9.432         638     214,135      99.98     56.34       99.25
3 YR ARM BALLOON 50/30            3        408,364        0.20       9.445         648     136,121     100.00     54.23      100.00
3 YR ARM IO                      48     12,942,583        6.32       9.138         658     269,637      99.96     33.38       99.30
40 YR FIXED                       2        344,835        0.17      10.331         632     172,418     100.00      0.00      100.00
5 YR ARM                          4        980,982        0.48       8.870         692     245,246     100.00     43.88       73.01
5 YR ARM 40/40                    1         53,992        0.03      10.350         608      53,992     100.00    100.00      100.00
5 YR ARM BALLOON 40/30            1         68,000        0.03      12.300         716      68,000     100.00    100.00        0.00
5 YR ARM BALLOON 50/30            1        160,955        0.08       9.550         619     160,955     100.00    100.00      100.00
5 YR ARM IO                       1        120,000        0.06       8.650         714     120,000     100.00    100.00        0.00
FIXED                           216     32,139,061       15.69       9.042         662     148,792      99.98     56.99       96.59
FIXED BALLOON 40/30              13      2,134,340        1.04       9.715         654     164,180     100.00     37.40       87.60
FIXED BALLOON 45/30               1        161,460        0.08       9.250         627     161,460     100.00    100.00      100.00
FIXED BALLOON 50/30               1        124,973        0.06       9.500         624     124,973     100.00    100.00      100.00
FIXED IO                         11      2,109,090        1.03       8.735         681     191,735     100.00     57.94      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
Initial Periodic               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Cap                          Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1.500%                           11     $1,494,654        0.73%     10.281%        642    $135,878      99.74%    53.55%     100.00%
2.000%                          463     81,953,190       40.01       9.926         645     177,005      99.96     46.54       92.67
3.000%                          467     84,104,979       41.06       9.336         636     180,096      99.91     67.64       96.42
5.000%                            2        280,955        0.14       9.166         660     140,477     100.00    100.00       57.29
N/A                             244     37,013,759       18.07       9.077         662     151,696      99.98     55.72       96.32
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                          Distribution by Periodic Cap


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Periodic Cap                 Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
1.000%                          900   $160,389,660       78.30%      9.627%        640    $178,211      99.93%    57.79%      94.47%
1.500%                           42      7,179,367        3.50       9.751         647     170,937      99.93     47.57      100.00
2.000%                            1        264,752        0.13       9.750         774     264,752     100.00      0.00        0.00
N/A                             244     37,013,759       18.07       9.077         662     151,696      99.98     55.72       96.32
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                      Distribution by Months to Rate Reset


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
Months To Rate                 of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Reset                        Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
13 - 24                         463    $78,679,099       38.41%      9.891%        640    $169,933      99.92%    55.23%      91.15%
25 - 36                         472     87,770,750       42.85       9.408         641     185,955      99.95     59.04       98.03
49 & Above                        8      1,383,930        0.68       9.157         683     172,991     100.00     60.22       67.29
N/A                             244     37,013,759       18.07       9.077         662     151,696      99.98     55.72       96.32
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                        Distribution by Life Maximum Rate


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Life Maximum Rate            Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
12.500 - 12.999%                  1       $700,000        0.34%      6.700%        616    $700,000      97.22%   100.00%     100.00%
13.000 - 13.499%                  4        918,071        0.45       7.280         650     229,518     100.00    100.00       94.01
13.500 - 13.999%                 24      5,500,765        2.69       7.818         656     229,199      99.91     85.63       94.77
14.000 - 14.499%                 38      9,760,071        4.76       8.286         656     256,844      99.98     71.15      100.00
14.500 - 14.999%                117     25,065,125       12.24       8.796         649     214,232      99.96     59.33       95.13
15.000 - 15.499%                151     28,407,200       13.87       9.258         635     188,127      99.90     68.73       98.00
15.500 - 15.999%                251     38,778,030       18.93       9.674         639     154,494      99.95     62.69       90.30
16.000% & Above                 357     58,704,517       28.66      10.608         637     164,438      99.96     41.11       94.46
N/A                             244     37,013,759       18.07       9.077         662     151,696      99.98     55.72       96.32
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Margin                       Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
0.001 - 4.999%                   11     $3,103,983        1.52%      8.332%        698    $282,180      99.37%    55.97%      82.20%
5.000 - 5.499%                   21      4,965,617        2.42       8.846         672     236,458     100.00     59.24       94.16
5.500 - 5.999%                   59     10,831,536        5.29       9.090         655     183,585      99.86     61.75       92.34
6.000 - 6.499%                   92     18,760,999        9.16       9.389         645     203,924      99.94     56.62       96.24
6.500 - 6.999%                  159     31,249,636       15.26       9.520         640     196,539      99.95     56.02       92.83
7.000 - 7.499%                  239     38,404,050       18.75      10.044         637     160,686      99.95     54.49       90.27
7.500 - 7.999%                  134     25,944,449       12.67       9.739         638     193,615      99.97     43.22       97.79
8.000 - 8.499%                  206     31,563,574       15.41       9.725         630     153,221      99.94     69.48       99.32
8.500 - 8.999%                   21      2,759,267        1.35       9.613         621     131,394      99.79     92.32      100.00
9.000 - 9.499%                    1        250,665        0.12      11.375         686     250,665     100.00      0.00      100.00
N/A                             244     37,013,759       18.07       9.077         662     151,696      99.98     55.72       96.32
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========


                       Distribution by Interest Only Term


                                                                  Weighted
                                                      Pct. Of       Avg.      Weighted               Weighted
                             Number                   Pool By      Gross        Avg.       Avg.        Avg.       Pct.       Pct.
                               of      Principal     Principal    Interest    Original   Principal   Original     Full      Owner
Interest Only Term           Loans      Balance       Balance       rate        FICO      Balance      LTV        Doc      Occupied
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
0                             1,071   $176,312,189       86.07%      9.590%        643    $164,624      99.96%    59.54%      94.63%
60                               95     23,899,377       11.67       9.252         655     251,572      99.85     39.39       95.67
120                              21      4,635,972        2.26       8.767         650     220,761      99.80     50.66      100.00
--------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    --------
Total:                        1,187   $204,847,538      100.00%      9.532%        644    $172,576      99.94%    56.99%      94.87%
==========================   ======   ============   =========    ========    ========   =========   ========    ======    ========



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.